Exhibit 99.1

Datavault AI Inc. (NASDAQ: DVLT) Announces a Distribution Date of February 21, 2026 for Warrants to Purchase Common Stock to Eligible Record Equityholders of Datavault AI

PHILADELPHIA, PA, January 7, 2026 (GLOBE NEWSWIRE) – Datavault AI Inc. (NASDAQ: DVLT) (“Datavault AI” or the “Company”), a leader in data monetization, credentialing, and digital engagement technologies, today announced that its board of directors (the “Datavault Board”) has set February 21, 2026 (or such other date as determined by the Datavault Board) as the distribution date for the previously announced dividend of warrants (the “Warrants”) to purchase shares of Datavault AI common stock, par value $0.0001 per share (the “Common Stock”) to eligible record equity holders of Common Stock and other equity securities of Datavault AI. The previously announced record date for the distribution of the Warrants was January 7, 2026. The distribution of the Warrants will be made to eligible record equity holders of Datavault AI on the basis of one (1) Warrant to purchase one (1) share of Common Stock for every sixty (60) shares of Common Stock held (or shares of Common Stock underlying other Datavault AI equity securities held, subject to the contractual terms of such securities) by such holders as of the record date.

Each Warrant is expected to entitle the holder thereof to purchase, subject to certain conditions that will be specified in the Warrant Agreement governing the Warrants, one (1) share of Common Stock at an exercise price of $5.00 per share (in each case, subject to adjustment for recapitalizations, stock splits, stock dividends and similar types of transactions), at any time and from time to time following the distribution date until expiration of the Warrants, which expiration shall be the date that is the one (1) year anniversary of the distribution date. The exercise of the Warrants is expected to be conditioned upon the requirement that the applicable holder holds at least one (1) Dream Bowl Meme Coin II token per Warrant (which token must be held in a digital wallet with Datavault AI) as of the date of exercise of each such Warrant (which condition will be subject to verification by the Company). This condition and/or any other conditions to the exercise of the Warrants will be set forth in the Warrant Agreement, which Datavault AI expects to file with the Securities and Exchange Commission (the “SEC”) on or prior to the distribution date. Datavault AI has made separate announcements and filings with the SEC regarding the Dream Bowl Meme Coin II tokens and investors are encouraged to read such announcements and filings for more information regarding such tokens.

The record date and/or the distribution date for the dividend may be changed by the Datavault Board for any reason at any time prior to the actual distribution date, and completion of the distribution of the Warrants is conditioned upon the Datavault Board having not revoked the dividend prior to the distribution date, including for a material change to the solvency or surplus analysis presented to the Datavault Board.

Datavault AI will make a separate announcement regarding the terms and conditions of the Warrants in a subsequent communication prior to the distribution date.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the Warrants has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as the distribution of a warrant for no consideration does not constitute a sale or disposition of a security or interest in a security for value under Section 2(a)(3) of the Securities Act. Datavault AI intends to file a prospectus supplement to the base prospectus, dated as of July 9, 2025 (such prospectus supplement, together with the base prospectus, the “Prospectus”), accompanying its shelf registration statement on Form S-3 (File No. 333-288538) filed with the SEC on July 7, 2025, and declared effective on July 9, 2025, registering the sale of the shares of Common Stock underlying the Warrants with the SEC, which Prospectus will be available on the SEC’s website located at http://www.sec.gov. Eligible record equity holders of Datavault AI should read the Prospectus carefully when it is filed with the SEC, including the Risk Factors included and incorporated by reference therein.

About Datavault AI

Datavault AI™ (Nasdaq: DVLT) leads AI-driven data experiences, valuation, and monetization in the Web 3.0 environment. The Company’s cloud-based platform delivers comprehensive solutions through its collaborative Acoustic Science and Data Science Divisions. Datavault AI’s Acoustic Science Division includes WiSA®, ADIO®, and Sumerian® patented technologies for spatial and multichannel wireless HD sound. The Data Science Division harnesses Web 3.0 and high-performance computing for experiential data perception, valuation, and secure monetization across industries including sports & entertainment, biotech, education, fintech, real estate, healthcare, and energy. The Information Data Exchange® (IDE) enables Digital Twins and secure NIL licensing, fostering responsible AI with integrity. Datavault AI’s customizable technology suite offers AI/ML automation, third-party integration, analytics, marketing automation, and advertising monitoring. Headquartered in Philadelphia, PA. Learn more at www.dvlt.ai.

Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Warrant dividend (including that the Datavault Board may change the record date and/or the distribution date and may revoke the dividend entirely), the expiration date of the Warrants and any conditions to the exercise of the Warrants, our intention to file a prospectus supplement registering the sale of the shares of Common Stock underlying the Warrants with the SEC, and whether we will proceed with the Warrant dividend, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault AI and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Datavault Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault AI regarding the dividend, the Warrants and/or the Dream Bowl Meme Coin II tokens; risks associated with the right of the Datavault Board to change the record date and/or the distribution date, and/or to revoke the Warrant dividend prior to the distribution date; the availability from time to time of the Prospectus and/or an effective registration statement covering the sale of the shares of Common Stock underlying the Warrants; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in Datavault AI’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault AI may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Investor Contact:

800.491.9665

ir@dvlt.ai

Media Inquiries:

info@dvlt.ai